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Exhibit 10.16

$4,900,000	August 5, 2004

SENIOR UNSECURED TERM NOTE

    ALL AMOUNTS AT ANY TIME OWING BY THE BORROWER UNDER THIS SENIOR UNSECURED TERM NOTE (THIS "NOTE") TO THE GSC LENDERS HEREUNDER ARE SUBORDINATED IN RIGHT OF PAYMENT SOLELY TO THE INDEFEASIBLE PAYMENT AND SATISFACTION IN FULL OF ALL PRESENT AND FUTURE OBLIGATIONS, LIABILITIES AND INDEBTEDNESS OF THE BORROWER UNDER THIS NOTE TO CONGRESS FINANCIAL CORPORATION (AND ITS SUCCESSORS AND ASSIGNS) IN ITS CAPACITY AS AGENT PURSUANT TO THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, DATED APRIL 22, 2004, BY AND AMONG THE BORROWER UNDER THIS NOTE, CERTAIN AFFILIATES OF THE BORROWER UNDER THIS NOTE, CONGRESS FINANCIAL CORPORATION AND THE LENDERS PARTY THERETO, AS PROVIDED BY AND AS OTHERWISE SUBJECT TO THE SUBORDINATION AGREEMENT, DATED AS OF THE DATE HEREOF, BETWEEN THE LENDERS AND CONGRESS FINANCIAL CORPORATION, AS AGENT. THIS NOTE IS NOT SUBORDINATED TO ANY OTHER OBLIGATIONS, LIABILITIES OR INDEBTEDNESS OF THE BORROWER.

        FOR VALUE RECEIVED, the undersigned, Atlantic Express Transportation Corp., a New York corporation (the "Borrower"), hereby promises to pay to the order GSCP II Holdings (AE), L.L.C., a Delaware limited liability company, and GSC Recovery II, L.P., a Delaware limited partnership (collectively, the "GSC Lenders"), at 500 Campus Drive, Florham Park, NJ 07932 (or such other place as the GSC Lenders may direct from time to time), in lawful money of the United States of America and in immediately available funds, the principal amount of four million, nine hundred thousand Dollars ($4,900,000) on the Maturity Date (as such term is defined below) and to pay interest on said principal amount as set forth below.

        If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) at the per annum rate of seventeen percent (17%).

        All interest payable hereunder shall be computed on the basis of actual days elapsed and a year of 360 days.

        Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Second Amended and Restated Loan and Security Agreement (the "Second Amended Loan and Security Agreement") dated April 22, 2004 by and among the Borrower and other parties on the signature page thereto as Borrowers, Jersey Bus Sales, Inc. and Central New York Reorganization Corp. as Guarantors, Congress Financial Corporation as Agent and the Lenders from time to time party thereto, as in effect on the date hereof.

        1.    Maturity Date.    The Maturity Date shall mean the earlier of (i) April 23, 2007 or (ii) such date as Excess Availability exists under the Second Amended Loan and Security Agreement in an amount in excess of $7,000,000 after giving effect to the repayment of the principal of this Note.

        2.    Interest Payments.    Interest shall be computed at the per annum rate of fifteen percent (15%) and shall be paid on said principal amount (i) monthly in arrears, payable on the last Business Day of each month, commencing on August 31, 2004 until September 30, 2004, and thereafter (ii) quarterly in arrears, payable on the last Business Day of each quarter, commencing on December 31, 2004 until the Maturity Date; provided, however, that no interest payment shall be made unless (a), after giving effect to such interest payment, at least $1,000,000 of Excess Availability exists under the Second Amended Loan and Security Agreement and (b) no Event of Default exists under the Second Amended Loan and Security Agreement.

        3.    Representations and Warranties.    The Borrower hereby agrees that each of the representations and warranties made in Section 8 of the Second Amended Loan and Security Agreement (i) are true and correct as of the date hereof, (ii) shall be deemed made as of the date hereof and (iii) are deemed incorporated into this Note with the same force and effect as if such representations and warranties were set forth in their entirety in this Note.

        4.    Covenants.    The Borrower hereby agrees to comply with each of the covenants, agreements, undertakings and other promises made by it in Section 9 of the Second Amended and Restated Loan and Security Agreement as in effect on the date hereof regardless of whether or the not the Second Amended Loan and Security Agreement remains in full force and effect or the Obligations under the Second Amended Loan and Security Agreement remain outstanding. The covenants, agreements, undertakings and other promises made by the Borrower in Section 9 of the Second Amended and Restated Loan and Security Agreement shall be deemed incorporated by reference into this Note with the same force and effect as if such covenants, agreements, undertakings and other promises were set forth in their entirety in this Note.

        5.    Events of Default.    The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

  a.
  Borrower fails to pay principal plus interest in full on the Maturity Date or when otherwise due;

  b.
  any representation, warranty or statement of fact made by the Borrower in this Note shall when made or deemed made be false or misleading in any material respect;

  c.
  any judgment for the payment of money is rendered against the Borrower in excess of $500,000 in any one case or in excess of $1,000,000 in the aggregate (to the extent not covered by insurance where the insurer has assumed responsibility in writing for such judgment) and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against the Borrower;

  d.
  Borrower dissolves or suspends or discontinues doing business;

  e.
  Borrower makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors in connection with a moratorium or adjustment of the Indebtedness due to them;

  f.
  a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against the Borrower or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or the Borrower shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

  g.
  a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by the Borrower or for all or any part of its property;

  h.
  any default in respect of any Indebtedness of the Borrower (other than Indebtedness owing to the GSC Lenders under this Note), which default continues for more than the applicable cure period, if any, with respect thereto and/or is not waived in writing by the other parties thereto;

  i.
  any material provision hereof shall for any reason cease to be valid, binding and enforceable with respect to any party hereto in accordance with its terms, or any such party shall challenge the enforceability hereof or thereof, or shall assert in writing, or take any action or fail to take any action based on the assertion that any provision hereof has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms;

  j.
  an ERISA Event shall occur which results in or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $500,000;

  k.
  any Change of Control;

  l.
  the indictment by any Governmental Authority, or the threatened indictment by any Governmental Authority of the Borrower, as to which there is a reasonable possibility of an adverse determination under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against such Borrower pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any property of the Borrower which is necessary or material to the conduct of its business;

  m.
  there shall be a Material Adverse Effect;

  n.
  the occurrence of an "Event of Default" under the Second Amended Loan and Security Agreement (as such term is defined therein); or

  o.
  the occurrence of an "Event of Default" under the Indenture (as such term is defined therein), dated as of April 22, 2004, by and among the Borrower as Issuer, the Bank of New York as Trustee and Collateral Agent and the Guarantors named therein.

6.
Remedies.

a.
At any time an Event of Default exists or has occurred and is continuing, the GSC Lenders shall have all rights and remedies provided in this Note, all of which rights and remedies may be exercised without notice to or consent by the Borrower, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the GSC Lenders hereunder or other applicable law, are cumulative, not exclusive and enforceable, in the GSC Lenders' discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by the Borrower of this Note.

b.
Without limiting the generality of the foregoing, at any time an Event of Default exists or has occurred and is continuing, the GSC Lenders may accelerate the obligations hereunder and demand immediate payment thereof (provided, that, upon the occurrence of any Event of Default described in Paragraphs 4(f) and 5(g) above, all obligations hereunder shall automatically become immediately due and payable).

7.
Miscellaneous.

a.
Amendments, Etc.    No amendment, modification, termination or waiver of any provision of this Note, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the GSC Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

b.
Other Rights.    No failure to exercise, and no delay in exercising on the part of the GSC Lenders of, any right, power or privilege under this Note shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the GSC Lenders herein provided are cumulative and not exclusive of any rights or remedies provided by law.

  c.
  Binding Effect; Successors and Assigns.    This Note and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall not have the right to assign or transfer this Note or its rights or obligations hereunder or any interest herein without the prior written consent of the GSC Lenders.

  d.
  Governing Law.    This Note shall be a contract made under and governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles. All obligations of the Borrower and rights of the GSC Lenders expressed herein shall be in addition to and not in limitation of those provided by applicable law.

  e.
  Indemnification.    The Borrower agrees to indemnify and hold harmless the GSC Lenders and each of their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, any use made or proposed to be made by the Borrower of all or any portion of the borrowings hereunder, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

  f.
  Maximum Interest Rate.    This Note is subject to the express condition that at no time shall the Borrower be obligated or required to pay interest on the principal balance at a rate which would subject the GSC Lenders to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If by the terms of this Note the Borrower is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance.

  g.
  All notices and other communications provided to any party hereto under this Note shall be in writing (including telex or facsimile) and addressed or delivered to such party at its address set forth herein:
If to the GSC Lenders:	GSCP II Holdings (AE), L.L.C. 12 East 49th Street, Suite 3200 New York, NY 10017 Attention: Matthew Kaufman Telephone No.: 212-884-6200 Telecopy No.: 212-884-6197
If to the Borrower:	Atlantic Express Transportation Corp. 7 North Street Staten Island, New York 10302 Attention: President Telephone No.:718-442-7000 Telecopy No.: 718-442-5105

    or at such other address as may be designated by such party from time to time in a notice complying with the terms of this section. Any notice shall be deemed given upon receipt.

  h.
  Severability.    Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Note that is prohibited by, unenforceable or invalid in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

  i.
  Captions.    Section captions used in this Note are for convenience of reference only and shall not affect the construction of this Note.

  j.
  Counterparts.    This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same Note. The Borrower hereby acknowledges receipt of a true, correct and complete counterpart of this Note.

  k.
  SUBMISSION TO JURISDICTION; WAIVER OF VENUE.    THE BORROWER: (A) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN MANHATTAN, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; AND (B) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE GSC LENDERS OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF THE GSC LENDERS, ARISING OUT OF OR RELATING TO THIS NOTE, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS PARAGRAPH. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY THE BORROWER, THE GSC LENDERS, OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS PARAGRAPH AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

  l.
  WAIVER OF JURY TRIAL.    THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS NOTE, AND AGREE THAT ANY SUCH ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT

    BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GSC LENDERS ENTERING INTO THIS NOTE.

ATLANTIC EXPRESS TRANSPORTATION CORP.
By:	/s/ NEIL J. ABITABILO Name: Neil J. Abitabilo Title: Chief Financial Officer

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  Exhibit 10.16
SENIOR UNSECURED TERM NOTE